EXHIBIT 10.12(a)

AMENDMENT TO PARTS SOURCING CONTRACT

     This Amendment to Parts Sourcing Contract (“Amendment”) is made and entered into to be effective as of the 24th day of October, 1998, between the GENERAL ELECTRIC COMPANY, a New York corporation, acting through its GE Appliances business component (“GE”) and WIREKRAFT INDUSTRIES, INC., a Delaware corporation (“Wirekraft”), and amends that certain Parts Sourcing Contract effective the 2nd day of December, 1994, between GE and Wirekraft (“Sourcing Contract”).

     GE and Wirekraft have reached an understanding regarding the payment terms set forth in the Sourcing Contract and wish to document their agreement in this Amendment.

     IN CONSIDERATION OF the mutual covenants herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Section 3.3 of the Sourcing Contract and Section 4 of Exhibit C to the Sourcing Contract are amended to provide as follows:

     [*]

     2. As a concession to Wirekraft, the productivity terms set forth in Section 6 of that certain Agreement entered into effective as of the 31st day of December, 1995, by and among Wirekraft, Burcliff Industries and GE (“Agreement”) shall be deemed satisfied and no longer in effect and the productivity terms referenced in Section 1.9 of Exhibit C to the Sourcing Contract shall become applicable and be effective on and after October 24, 1998, for the remaining term of the Sourcing Contract.

     3. All of the other terms of the Sourcing Contract and the Agreement not modified by this Amendment shall remain in full force and effect.

* Omitted pursuant to a request for
confidential treatment and filed
separately with the Securities and
Exchange Commission.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be entered into as of the date and year first above written.

GENERAL ELECTRIC COMPANY		WIREKRAFT INDUSTRIES, INC.
GE Appliances

By:	/s/ Daniel L. Smythe	By:	/s/ Joseph M. Fiamingo

Title:	LBT Leader	Title:	President